UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

NEUMORA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41802	84-4367680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

490 Arsenal Way, Suite 200 Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

(857) 760-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NMRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Neumora Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Definitive Proxy Statement”). Only stockholders of record as of the close of business on April 28, 2025, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 161,747,922 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of two Class II directors to hold office until the 2028 annual meeting of stockholders and until their respective successor is elected and qualified or until their earlier death, resignation, disqualification or removal. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alaa Halawa	105,795,914	10,483,889	19,873,065
Maykin Ho, Ph.D.	114,262,481	2,017,322	19,873,065

Proposal 2. The ratification of the selection by the audit committee of the board of directors of the Company (the “Board”) of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
135,734,870	362,316	55,682

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The approval of the repricing of certain outstanding stock options that have been granted under the Company’s 2020 Equity Incentive Plan and 2023 Incentive Award Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,589,422	14,632,276	58,105	101,589,422

Proposal 4. The approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-30, as determined by the Board in its discretion. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
134,256,461	1,892,564	55,682

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUMORA THERAPEUTICS, INC.

Date: May 30, 2025	By:	/s/ Michael Milligan
Michael Milligan
Chief Financial Officer